Prospectus Supplement

John Hancock Exchange-Traded Fund Trust

John Hancock Preferred Income ETF (the fund)

Supplement dated April 28, 2022 to the current Prospectus, as may be supplemented (the Prospectus)

Effective as of June 30, 2022 (the Effective Date), James Gearhart, CFA and Jonas Grazulis, CFA will be added as portfolio managers for the fund. As of the Effective Date, Joseph H. Bozoyan, CFA, Bradley L. Lutz, CFA and Caryn E. Rothman, CFA will continue as portfolio managers of the fund and, along with James Gearhart, CFA and Jonas Grazulis, CFA will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the Effective Date, the following information will be added under the heading “Portfolio management” in the “Fund summary” section of the fund’s Prospectus:

James Gearhart, CFA

Associate Portfolio Manager, Global Credit team

Managed the fund since 2022

Jonas Grazulis, CFA

Associate Portfolio Manager, Global Credit team

Managed the fund since 2022

Also, as of the Effective Date, the following information will be added under the heading “Who’s who - Subadvisor” in the “Fund details”

section of the fund’s Prospectus:

James Gearhart, CFA

• Associate Portfolio Manager, Global Credit team

• Managed the fund since 2022

• Joined Manulife IM (US) in 2015

• Began business career in 2011

Jonas Grazulis, CFA

• Associate Portfolio Manager, Global Credit team

• Managed the fund since 2022

• Joined Manulife IM (US) in 2011

• Began business career in 2011

In addition, as of the Effective Date, the first paragraph under the heading “Historical performance of the Manulife Investment Management (US) Preferred Income Composite” in the “Appendix - Related performance information of the Subadvisor” section of the fund’s Prospectus will be amended and restated as follows:

John Hancock Preferred Income ETF (the fund) commenced operations on December 14, 2021. The fund is subadvised by Manulife Investment Management (US) LLC (Manulife IM (US)). Manulife IM (US) manages accounts with investment styles, objectives, policies, and strategies substantially similar to those that are used to manage the fund. These accounts are included in a composite, the performance of which is presented in this Appendix (Composite). Manulife IM (US) has been responsible for the day-to-day management of the accounts for all periods shown in the Appendix. Joseph H. Bozoyan has been a portfolio manager primarily responsible for the day-to-day management of the accounts since 2015, Bradley L. Lutz has been a portfolio manager primarily responsible for the day-to-day management of the accounts since 2017, and each of Caryn E. Rothman, James Gearhart, and Jonas Grazulis has been a portfolio manager primarily responsible for the day-to-day management of the accounts since 2022.

Further, effective as of December 31, 2022, Bradley L. Lutz, CFA will no longer serve as a portfolio manager for the fund. As of December 31, 2022, Joseph H. Bozoyan, CFA, Caryn E. Rothman, CFA, James Gearhart, CFA and Jonas Grazulis, CFA, will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of December 31, 2022, all references to Mr. Lutz will be removed from the fund’s Prospectus.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

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